SUPPLEMENT DATED AUGUST 21, 2006

TO

PROSPECTUS DATED MAY 1, 2003

WEALTHQUEST VARIABLE ANNUITY II

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus and is effective August 21, 2006. Please read it carefully and keep it with your prospectus for future reference. The prospectus is being modified to enhance the disclosure concerning the address to use to request product service. More specifically, the prospectus is modified as follows:

In the subsection entitled “If I Have Questions, Where Can I Go?” on page 9, add the following sentence at the end of the subsection:

If mail is addressed differently, there may be delays in the processing of requested transactions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE